Exhibit 10.11
IRVINE SENSORS CORPORATION
2010 NONQUALIFIED STOCK OPTION PLAN

Table of Contents

Section 1. Purpose	1

Section 2. Definitions	1

Section 3. Administration	3
(a) Power and Authority of the Committee	3
(b) Power and Authority of the Board	3

Section 4. Shares Available for Options	3
(a) Shares Available	3
(b) Accounting for Options	3
(c) Adjustments	4
(d) Section 162(m) Limitations Under the Plan	4

Section 5. Eligibility	4

Section 6. Options	4
(a) Options	4
(b) General	5

Section 7. Amendment and Termination; Adjustments	7
(a) Amendments to the Plan	7
(b) Amendments to Options	7
(c) Correction of Defects, Omissions and Inconsistencies	7

Section 8. Income Tax Withholding	7

Section 9. General Provisions	7
(a) No Rights to Options	7
(b) Option Agreements	8
(c) Plan Provisions Control	8
(d) No Rights of Stockholders	8
(e) No Limit on Other Compensation Arrangements	8
(f) No Right to Employment	8
(g) Governing Law	8
(h) Severability	9
(i) No Trust or Fund Created	9
(j) Other Benefits	9
(k) No Fractional Shares	9
(l) Headings	9
(m) Section 16 Compliance	9
(n) Conditions Precedent to Issuance of Shares	9

Section 10. Effective Date of the Plan	10

Section 11. Term of the Plan	10

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IRVINE SENSORS CORPORATION
2010 NONQUALIFIED STOCK OPTION PLAN
Section 1. Purpose
The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining (i) “officers” within the meaning of Section 16 of the Securities Exchange Act of 1934, (ii) directors and (iii) employees, consultants and advisors who qualify as “accredited” within the meaning of Rule 501 under the Securities Act of 1933, who are capable of assuring the future success of the Company; to offer such persons incentives to continue in the Company’s employ or service; and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.
Section 2. Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
(b) “Board” shall mean the Board of Directors of the Company.
(c) “Committee” shall mean one or more committees of Directors designated by the Board to administer the Plan, of which the Company’s compensation committee shall initially be the primary committee. The primary Committee shall be comprised of at least two Directors but not less than such number of Directors as shall be required to permit Options granted under the Plan to qualify under Rule 16b-3, and each member of the primary Committee shall be a “Non-Employee Director.” Any secondary Committee shall be comprised of at least two Directors.
(d) “Company” shall mean Irvine Sensors Corporation, a Delaware corporation, and any successor corporation.
(e) “Director” shall mean a member of the Board, including any Non-Employee Director.
(f) “Eligible Person” shall mean any (i) “officer” within the meaning of Section 16 of the Securities Exchange Act of 1934, (ii) director or (iii) employee, consultant or advisor who qualifies as “accredited” within the meaning of Rule 501 under the Securities Act of 1933, who is providing services to the Company. An Eligible Person must be a natural person. In order for an employee, consultant or advisor to be an Eligible Person, such person must first provide the Company with an “accredited investor” representation letter in form and substance acceptable to the Company and its counsel.
(g) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then quoted on the OTCBB, the last closing sales price of one Share as reported on the OTCBB on such date or, if no trades of Shares have occurred on the OTCBB on such date, on the most recent preceding date when the Shares traded.
(i) “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).
(j) “Non-Qualified Stock Option” shall mean an option granted under the Plan that is not qualified as an “incentive stock option” in accordance with the terms of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision.
(k) “Option” shall mean a Non-Qualified Stock Option.
(l) “Option Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Option granted under the Plan. Each Option Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(m) “Participant” shall mean an Eligible Person designated to be granted an Option under the Plan.
(n) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(o) “Plan” shall mean the Irvine Sensors Corporation 2010 Nonqualified Stock Option Plan, as amended from time to time, the provisions of which are set forth herein.
(p) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.
(q) “Section 162(m)” shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and the applicable Treasury Regulations promulgated thereunder.
(r) “Securities Act” shall mean the Securities Act of 1933, as amended.
(s) “Service” shall mean the performance of services for the Company (or any Affiliate) by a person in the capacity of an employee, a member of the board of directors or a consultant, except to the extent otherwise specifically provided in the Option Agreement.

(t) “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 4(c) of the Plan.
Section 3. Administration
(a) Power and Authority of the Committee. The Plan shall be administered by the Board and the primary Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Option; (iv) determine the terms and conditions of any Option or Option Agreement; (v) amend the terms and conditions of any Option or Option Agreement and accelerate the exercisability of any Option; (vi) determine whether, to what extent and under what circumstances Options may be exercised in cash, Shares, other securities, other Options or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Option Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option or Option Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Option.
(b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.
Section 4. Shares Available for Options
(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 18,500,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Option, or in connection with the satisfaction of tax obligations relating to an Option, shall again be available for granting Options under the Plan. In addition, if any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for granting Options under the Plan.
(b) Accounting for Options. For purposes of this Section 4, if an Option entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Option or to which such Option relates shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Option or in connection with the satisfaction of tax obligations relating to an Option, shall again be available for granting Options under the Plan. In addition, if any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for granting Options under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Options, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Options, (iii) the purchase price or exercise price with respect to any Option and (iv) the limitation contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Option or to which such Option relates shall always be a whole number.
(d) Section 162(m) Limitations Under the Plan. Notwithstanding any other provision of the Plan other than Section 4(c), if the Committee provides that this Section 4(d) is applicable to a particular Option, no Participant receiving such an Option shall be granted Options with respect to more than 18,500,000 Shares in the aggregate within any fiscal year of the Company.
Section 5. Eligibility
Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.
Section 6. Options
(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.
(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Options or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Option Agreement. Any repurchases must be made in compliance with the relevant provisions of Delaware law.
(b) General.
(i) Consideration for Options. Options may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.
(ii) Options May Be Granted Separately or Together. Options may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Option or any award granted under any plan of the Company or any Affiliate. Options granted in addition to or in tandem with other Options or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Options or awards.
(iii) Forms of Payment under Options. Subject to the terms of the Plan and of any applicable Option Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Option may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Options or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(iv) Limits on Transfer of Options. No Option and no right under any such Option shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Option upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer such Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), or to an inter vivos or testamentary trust in which Family Members have a beneficial interest of more than 50% and which provides that such Option is to be transferred to the beneficiaries upon Participant’s death, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee, Options may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Option or right under any such Option shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Option or right under any such Option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
(v) Term of Options. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.
(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Option unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange. No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded. No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.
(vii) Prohibition on Repricing. Except as provided in Section 4(c) of the Plan, no Option may be amended to reduce its initial exercise or grant price and no Option shall be canceled and replaced with Options having a lower exercise or grant price, without the approval of the stockholders of the Company.

(viii) Additional California Restrictions on Exercise, Minimum Vesting and Transferability; California Information Requirements. If the Option is not exempt from California securities laws, the provisions of California Code of Regulations Sections 260.140.41, 260.140.45 and 260.140.46, as the same may be amended from time to time by the Commissioner of Corporations of the State of California, shall apply to such Option.
Section 7. Amendment and Termination; Adjustments
(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company if required by law or the rules of any securities exchange on which the Shares may then be listed.
(b) Amendments to Options. The Committee may waive any conditions of or rights of the Company under any outstanding Option, prospectively or retroactively. Except as otherwise provided herein or in an Option Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Option, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Option, without the consent of the Participant or holder or beneficiary thereof.
(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option or Option Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8. Income Tax Withholding
In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of such Option with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of such Option with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9. General Provisions
(a) No Rights to Options. No Eligible Person or other Person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to any Participant or with respect to different Participants.

(b) Option Agreements. No Participant will have rights under an Option granted to such Participant unless and until an Option Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.
(c) Plan Provisions Control. In the event that any provision of an Option Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d) No Rights of Stockholders. Neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Option, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.
(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
(f) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or Service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Option, unless otherwise expressly provided in the Plan or in any Option Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Options granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g) Governing Law. The validity, construction and effect of the Plan or any Option, and any rules and regulations relating to the Plan or any Option, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(h) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the Plan or any such Option shall remain in full force and effect.
(i) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.
(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
(m) Section 16 Compliance. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.
(n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Option unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10. Effective Date of the Plan
The Plan shall be effective on December 23, 2010
Section 11. Term of the Plan
No Option shall be granted under the Plan after the tenth anniversary of the date on which this Plan was adopted by the Board, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Options, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.